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                                                                  EXHIBIT 10.2.4

May 24, 2000



Mr. Marcus C. Rowland
15000 Wilson Road
Edmond, OK  73013

Dear Marc:

This letter serves to amend the effective date of the Amended and Restated Employment Agreement between Marcus C. Rowland and Chesapeake Energy Corporation dated June 1, 2000. The new effective date of the Agreement shall be August 1, 2000. All other terms of the Agreement shall remain unchanged.

Please indicate your acceptance with your signature below.

Best regards,                               Acknowledged by:


/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon                         /s/ MARCUS C. ROWLAND
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                                            Marcus C. Rowland

                                            May 29, 2000
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                                            Date